                                    CONTENTS

                                        PAGE
                                        ----
Key Features of the Funds.............    2
Expenses..............................    4
Financial Highlights..................    6
Matching the Funds to Your Investment
  Needs...............................    7
Investment Objectives and Policies....    8
Investments and Investment Techniques
  Used by Our Funds...................    9
Investing in Our Funds................   14
  Shareholder Services................   14
  How to Buy Shares...................   15
  How to Sell or Exchange Shares......   17
Important Information About Your
  Investment..........................   18
  Dividends and Other Distributions...   18
  Income Tax Information..............   18
  How We Determine the Price of Your
     Shares...........................   19
  How the Funds Report Performance....   19
Organization and Management of the
  Funds...............................   20
  Management Functions and
     Responsibilities.................   20
  Operating Fees and Expenses.........   21
  Other Information on the Operation
     of Our Funds.....................   22
Glossary of Important Terms...........   24

READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "us," "our," and "our Funds" generally refer to the three Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         SCHWAB ASSET DIRECTOR(R) FUNDS

THE SCHWAB ASSET DIRECTOR - HIGH GROWTH FUND, THE SCHWAB ASSET
DIRECTOR - BALANCED GROWTH FUND, AND THE SCHWAB ASSET DIRECTOR -
CONSERVATIVE GROWTH FUND (THE "FUNDS") are a family of three asset allocation funds that provide diversification among major investment categories. Each Fund seeks to meet its investment objective by investing, either directly or through investments in underlying affiliated mutual funds ("SchwabFunds(R)"), in a different mix of stocks, bonds and cash-equivalents. Each Fund will employ an index-based approach to capturing the returns inherent in the asset categories, and each is designed to provide varying degrees of exposure to the growth potential of the stock market. Each Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUNDS PROVIDE THE INVESTMENT OPPORTUNITIES YOU ARE LOOKING FOR. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information ("SAI") dated May 19, 1997 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). The Prospectus is also available electronically at our World Wide Web address: http://www.schwab.com/funds. To get a free paper copy of this Prospectus or the SAI, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104.

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call Schwab at 800-2 NO-LOAD (800-266-5623). TDD users may contact Schwab at 800-345-2550, 24 hours a day.
                          PROSPECTUS FEBRUARY 28, 1997
                            AS AMENDED JULY 14, 1997

                           KEY FEATURES OF THE FUNDS

STRATEGY: Each Fund invests in a diversified mix of stocks, bonds and cash-equivalents, either directly or through investments in other
SchwabFunds(R). Research shows that the greatest impact on investment returns is due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or individual stock and bond selections. A study of the performance of pension funds indicated that over 90% of the performance was determined by asset mix.*

The primary difference between the Funds is the proportion invested in stocks or stock mutual funds. Each Fund targets a different mix of investments as described below and on the following page. Each Fund employs an index-based approach to capturing the returns inherent in each asset class. This mix among major asset classes will vary within defined ranges based on the Investment Manager's determination of the relative attractiveness of securities in the financial markets. For more detailed information, see "Investment Objectives and Policies."

                           SCHWAB ASSET DIRECTOR(R) -
                                HIGH GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with high capital growth with less volatility than an all-stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks and international stocks.

                                     [PIE CHART]
                                     TARGET MIX
                             -------------------------
                             BONDS                 15%
                             CASH                   5%
                             STOCKS                80%
                            (DEFINED RANGE     65%-95%)
                             -------------------------

*Financial Analysts Journal; Brinson, Singer, Beebower; May - June 1991

                           SCHWAB ASSET DIRECTOR(R) -
                              BALANCED GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.

                                     [PIE CHART]
                                     TARGET MIX
                             -------------------------
                             BONDS                 35%
                             CASH                   5%
                             STOCKS                60%
                            (DEFINED RANGE     50%-70%)
                             -------------------------

                           SCHWAB ASSET DIRECTOR(R) -
                            CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with income and more growth potential than an all-bond portfolio. This Fund's stock component is designed to help offset inflation.

                                     [PIE CHART]
                                     TARGET MIX
                             -------------------------
                             BONDS                 55%
                             CASH                   5%
                             STOCKS                40%
                            (DEFINED RANGE     30%-50%)
                             -------------------------

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc., the Investment Manager, currently manages the SchwabFunds Family(R) of 26 mutual funds with over $49 billion in assets as of July 8, 1997. For more details about CSIM, see "Organization and Management of Our Fund," and for a current list of the SchwabFunds, see the glossary.

MARKET PERFORMANCE. For the 20 years ended 1996, the asset categories in which the Funds invest have provided the following average annual returns:

Large company stocks
  (S&P 500 Index(R))...............   14.49%
Small company stocks (Ibbotson and
  BARRA small cap index)...........   16.60%
International stocks (MSCI EAFE)...   14.62%
Bonds (Ibbotson and Lehman
  long-term government bond
  index)...........................    9.52%
Cash-equivalents (commercial
  paper A1P1)......................    8.39%

* Source: BARRA, Inc. Indices do not include fees such as those charged by the Funds. Past performance of indices does not necessarily reflect future performance results of the Funds.

LOW-COST INVESTING. You pay no sales fees or charges when you buy or sell shares of the Funds. Additionally, the Funds were designed with operating expenses below the industry average, which helps provide more competitive returns.

The Investment Manager and Schwab guarantee that each Fund's total fund operating expenses, including the impact of expenses of the underlying SchwabFunds(R) in which the Fund invests, will not exceed 0.89% through at least February 28, 1998. After this date, the guarantees may be terminated, modified or continued. The industry average for total operating expenses of asset allocation funds is 1.33%.*

                                     [BAR GRAPH]
                       --------------------------------------
                       SCHWAB ASSET DIRECTOR(R) FUNDS     89%
                       AVERAGE ASSET ALLOCATION FUND    1.33%
                       --------------------------------------

* Source: Morningstar, Inc., December, 1996.

You may be charged a fee for your Schwab account; please refer to footnote 3 to the Expense Table. For more details, see "Investing in Our Funds" and "Organization and Management of the Funds - Operating Fees and Expenses."

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account. Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(R), e.Schwab(TM), The Equalizer(R), TeleBroker(R) and the World Wide Web (address: http://www.schwab.com/funds). See "Investing in Our Funds."

CONVENIENT REPORTING. You receive regular Schwab statements that combine all your investment activity including mutual funds, in one report.

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. For more information, see "Investing in Our Funds - Schwab's Automatic Investment Plan."

RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be a particularly appropriate investment. For more information, see "Investing in Our Funds - Tax-Advantaged Retirement Plans."

SPECIAL RISK CONSIDERATIONS. The Funds may invest in foreign securities and small company stocks, which may pose special risks. Foreign securities may present unique investment opportunities; however, international investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the United States and are often less liquid and more volatile. Small company stocks have historically been characterized by greater total returns, greater volatility of returns and lower dividend yields than large company stocks. As of December 31, 1996, the market capitalizations of the small companies in which the Funds may invest ranged from $306 million to $996 million. This market capitalization range may fluctuate in the future.

In addition, each Fund may seek to achieve its respective investment objective by investing all or a portion of its assets in underlying SchwabFunds(R). As a result, you may pay higher expenses by investing in a Fund than you would if you invested in these underlying SchwabFunds directly. When the Funds invest in affiliated mutual funds, Fund investors would, absent special arrangements, bear not only the Funds' expenses, but also indirectly bear the expenses of the underlying SchwabFunds. Pursuant to the Investment Manager's and Schwab's guarantee, however, these expenses may be limited in their impact on investors in the Funds through at least February 28, 1998. The Funds investments in SchwabFunds are subject to the risks ordinarily associated with investing in these funds.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Funds.

ANNUAL FUND OPERATING EXPENSES include investment management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research, management of the Funds, maintenance of shareholder records and the issuance of shareholder statements. When the Funds invest in other SchwabFunds, you, as a Fund investor, bear not only the Funds' expenses, but also indirectly bear the expenses of the underlying SchwabFunds. Pursuant to the Investment Manager's and Schwab's guarantee, however, these expenses may be limited in their impact on your investment in the Funds. (See the table below.) You would not incur the Funds' expenses as detailed below if you were to perform your own review and analysis and invest in the affiliated underlying SchwabFunds directly.

Each Fund pays its own operating expenses from its income. The net income amount is factored into the dividends paid to shareholders and into the Fund's share price. As a shareholder, you are not charged any of these expenses directly.

                                    HIGH    BALANCED   CONSERVATIVE
                                   GROWTH    GROWTH       GROWTH
                                    FUND      FUND         FUND
                                   ------   --------   ------------
SHAREHOLDER TRANSACTION EXPENSES
   Sales Charge on Purchases and
     Reinvested Dividends.........   None      None         None
   Deferred Sales Charge or
     Redemption Fees..............   None      None         None
   Exchange Fees..................   None      None         None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY
NET ASSETS)
   Management Fee (after fee
     reduction) 1.................  0.49%     0.49%        0.49%
   12b-1 Fees.....................   None      None         None
   Other Expenses (after fee
     reduction and expense
     reimbursement) 2.............  0.40%     0.40%        0.40%
                                   ------   --------      ------
TOTAL FUND OPERATING EXPENSES
 (AFTER FEE REDUCTION AND EXPENSE
 REIMBURSEMENT) 2,3...............  0.89%     0.89%        0.89%

1 These amounts reflect reductions guaranteed by the Investment Manager through at least February 28, 1998. If there were no reduc-tion, the maximum management fee would be 0.74% of each Fund's average daily net assets. (See "Organization and Management of the Funds - Operating Fees and Expenses.")
2 These amounts reflect the guarantees by the Investment Manager and Schwab that, through at least February 28, 1998, each Fund's total fund operating expenses, including the impact of the operating expenses of underlying SchwabFunds(R) in which a Fund invests, will not exceed 0.89% of each Fund's average daily net assets. Without these guarantees, estimated other expenses and total fund operating expenses for High Growth Fund, the Balanced Growth Fund and the Conservative Growth Fund, which do not reflect the expenses charged by underlying SchwabFunds in which each Fund may invest, would be 0.76% and 1.50%; 0.83% and 1.56%; and 1.32% and 2.05%, respectively, of that
  Fund's average daily net assets.

3 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage or Schwab One(R)account. Schwab Individual Retirement Accounts ("IRAs") with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. See "Investing in Our Funds" for information regarding minimum balance and investment requirements.

EXAMPLE. You would pay the following expenses on a $1,000 investment in the Funds, assuming (1) 5% annual return and (2) redemption at the end of each period.

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
High Growth
  Fund........    $9       $28       $49       $110
Balanced
  Growth
  Fund........    $9       $28       $49       $110
Conservative
  Growth
  Fund........    $9       $28       $49       $110

THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantees by the Investment Manager and Schwab that, through at least February 28, 1998, total fund operating expenses, including the impact of expenses paid by the underlying SchwabFunds in which the Funds invest, will not exceed 0.89% of each Fund's average daily net assets. Please remember that, while this example assumes a 5% annual return on investment, each Fund's actual returns may be more or less than the 5% used in this example.

The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Funds. See "Organization and Management of the Funds - Operating Fees and Expenses."

                              FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the period from November 20, 1995 (commencement of operations) to October 31, 1996. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                         HIGH        BALANCED     CONSERVATIVE
                                                     GROWTH FUND    GROWTH FUND   GROWTH FUND
                                                     ------------   -----------   -----------
Net asset value at beginning of period.............  $      10.00   $     10.00   $     10.00
Income from investment operations
----------------------------------------
  Net investment income............................          0.19          0.25          0.33
  Net realized and unrealized gain on investments
     and foreign currency transactions.............          1.13          0.83          0.48
                                                     ------------   -----------   -----------
  Total from investment operations.................          1.32          1.08          0.81
Less distributions
-------------------
  Dividends from net investment income.............         (0.02)        (0.03)        (0.30)
  Distributions from realized gain on
     investments...................................            --            --            --
                                                     ------------   -----------   -----------
  Total distributions..............................         (0.02)        (0.03)        (0.30)
                                                     ------------   -----------   -----------
Net asset value at end of period...................  $      11.30   $     11.05   $     10.51
                                                     ============   ===========   ===========
Total return (%) (not annualized)..................         13.24         10.82          8.18
---------------------------------
Ratios/Supplemental data
-----------------------------
  Net assets, end of period........................  $105,953,938   $80,980,464   $22,458,625
  Ratio of expenses to average net assets (%)+.....           .89*          .89*          .89*
  Ratio of net investment income to
     average net assets (%)+.......................          2.03*         2.79*         3.49*
  Portfolio turnover rate (%)......................            46            44            64
  Average commission rate (%)......................  $       0.03   $      0.02   $      0.02

+ The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of fees reduced and expenses absorbed by the Investment Manager and Schwab. Had these fees and expenses not been reduced and absorbed, the Funds' expense and net investment income ratios would have been:

Ratio of expenses to average net assets (%).........................    1.50*    1.56*    2.05*
Ratio of net investment income to average net assets (%)............    1.42*    2.12*    2.33*

Effective February 28, 1997, the sub-advisory agreement between Symphony Asset Management, Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Funds with investment advisory services.

*Annualized

                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS

This family of three asset allocation funds provides diversification among major investment categories. Each Fund seeks to meet its investment objective by investing in a different mix of stocks, bonds and cash-equivalents, either directly or indirectly through investments in other SchwabFunds(R). All three Funds are designed to provide exposure to the growth potential of the stock market with varying degrees of volatility due to the different asset allocations. For more details, see "Investment Objectives and Policies."

An investor's strategy might include investing in one or a combination of these Funds to match his or her investment time horizon and risk tolerance.

THE SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND may be appropriate for you if you have a long-term investment horizon and want the growth potential from stock investments. You should be comfortable with the risks of the stock market but do not want the volatility of an all-stock investment.

THE SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND may be appropriate for you if you have an intermediate-term investment horizon and want a more balanced approach to your investment. You should want the growth potential from stock investments but are willing to achieve it more slowly and with less volatility than that provided by the Schwab Asset Director - High Growth Fund.

THE SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND may be appropriate for you if you have a short-term investment horizon but still want some exposure to the stock market. You should want returns that keep pace with inflation but want to limit volatility to the extent possible.

RISK CONSIDERATIONS: The Funds seek to reduce overall risk by diversifying investments among major asset categories and sub-categories. However, depending on the Investment Manager's asset allocation decisions with regard to the mix of stocks, bonds and cash-equivalents, and because the Investment Manager employs an index-based approach to capturing the returns inherent in each asset class, shareholders in the Funds may be exposed to the risks associated with each particular asset type in varying amounts. Stock risk is the possibility that stock prices will decline over short or even extended periods. Small-company and international stocks will typically be included in the mix and pose special risks. Bond risk is the potential for decline in the market value of bonds due to interest rate changes or the inability of an issuer to meet its obligations. Diversification among asset categories will not necessarily protect the Funds from loss.

You should pay special attention to the description of derivatives and foreign securities on pages 9 through 13, for these investments carry potentially more risk than the Funds' other investments, whether or not investments in derivatives and foreign securities are made directly or through the underlying SchwabFunds. The Funds may engage in futures contracts, options, spot foreign currency exchange contracts, forward foreign currency exchange contracts and swap agreements.

Please refer to the "Investments and Investment Techniques Used by Our Funds"
section in this Prospectus and "Investment Securities" in the SAI for a more detailed discussion of the risks associated with particular types of investments.

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

THE SCHWAB ASSET DIRECTOR(R) FUNDS are a family of three asset allocation funds that provide diversification among major investment categories. Each Fund seeks to meet its investment objective by investing, directly or through investments in underlying SchwabFunds(R), in a different mix of stocks, bonds and cash-equivalents. Each Fund will employ an index-based approach to capturing the returns inherent in the asset categories, and each is designed to provide varying degrees of exposure to the growth potential of the stock market. Each Fund may invest all of its assets in SchwabFunds or may invest all of its assets directly in stocks, bonds, cash equivalents or other securities, or any combination of the above.

A target mix and a defined range have been established for each asset category in each of the Funds. The Investment Manager will allocate assets among stocks, bonds and cash-equivalents either directly or through other SchwabFunds, emphasizing investment in the most attractive asset category. The Investment Manager also consults a Tactical Asset Allocation Model which measures the relative value of each asset category and makes recommendations for allocations within the defined ranges. The Funds may also make other investments, either directly or through other SchwabFunds, that do not fall within the asset categories. The investment objectives stated below are fundamental to each Fund and may be changed only with shareholder approval. Because any investment involves risk, the Funds cannot guarantee achieving these objectives.

                  SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND

The investment objective of the Schwab Asset Director - High Growth Fund is to provide you with high capital growth with less volatility than an all stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks and international stocks.

The Schwab Asset Director - High Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                           TARGET   DEFINED
                            MIX      RANGES
                           ------   --------
STOCKS                       80%    65%--95%
BONDS                        15%     0%--30%
CASH-EQUIVALENTS              5%     0%--35%

                SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND

The investment objective of the Schwab Asset Director - Balanced Growth Fund is to provide you with maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.

The Schwab Asset Director - Balanced Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                           TARGET   DEFINED
                            MIX      RANGES
                           ------   --------
STOCKS                       60%    50%--70%
BONDS                        35%    25%--45%
CASH-EQUIVALENTS              5%     0%--25%

              SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND

The investment objective of the Schwab Asset Director - Conservative Growth Fund is to provide you with income and more growth potential than an all bond fund. This Fund's stock component is designed to help offset inflation.

The Schwab Asset Director - Conservative Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                           TARGET   DEFINED
                            MIX      RANGES
                           ------   --------
STOCKS                       40%    30%--50%
BONDS                        55%    45%--65%
CASH-EQUIVALENTS              5%     0%--25%

Investment in an underlying SchwabFund(R) which, in turn, invests primarily in an asset category or stock sub-category will be considered as an investment in the relevant asset category or stock sub-category.

            INVESTMENTS AND INVESTMENT TECHNIQUES USED BY OUR FUNDS

STOCKS, BONDS AND CASH-EQUIVALENTS

Our Funds will invest in stocks, bonds, and cash-equivalents directly or indirectly through underlying SchwabFunds in varying proportions, according to the Funds' target mixes and defined ranges. Under normal market conditions, the Investment Manager intends to utilize an index-based approach to investing within each asset class. The Investment Manager generally seeks to track the performance of the S&P 500 Index(R) for the large company stock sub-category, the Schwab Small-Cap Index(R) for the small company stock sub-category, and the Schwab International Index(R) for the international stock sub-category, by investing in all or a representative sample of the common stocks comprising the relevant index. The Investment Manager may use one or more of the following indices for the bond and cash asset classes: the Lehman General Government Index, the Lehman 20+ Treasury Index or the Lehman 3-Month Treasury Index. The sub-categories of the Funds will not track the relevant indices perfectly because, unlike indices, funds pay expenses and trading costs.

The Investment Manager believes that, over the long term, the performance of the Funds' categories or sub-categories will correlate with that of the relevant index. The Investment Manager retains the right to adopt a different portfolio management style without prior notice to shareholders, and may change, in its discretion, the indices that it uses for tracking purposes. The Funds' indexing approach for each sub-category provides shareholders with many of the potential benefits to be realized from both an asset allocation strategy and an indexing approach with one investment.

STOCK ALLOCATION: The Funds will invest, either directly or through investments in underlying SchwabFunds, in diversified portfolios of common stocks within some or all of the following stock sub-categories: large company, small company and international stocks. Common stocks represent an ownership, or equity interest, in a company. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term.

LARGE COMPANY STOCKS: The Funds' large company stock allocation will be invested either directly or indirectly in all or a representative sample of the stocks which comprise the S&P 500 Index(R) (or other similar index).

SMALL COMPANY STOCKS: The Funds' small company stock allocation will be invested either directly or indirectly in all or a representative sample of stocks selected from the Schwab Small-Cap Index, which consists of the second 1,000 largest U.S. operating corporations, as measured by market capitalization. Small company stocks have historically been characterized by greater total returns, greater volatility of returns and lower dividend yields than large company stocks.

INTERNATIONAL STOCKS: The Funds' international stock allocation will be invested either directly or indirectly in all or a representative sample of stocks selected from the Schwab International Index(R), which consists of large non-U.S. operating corporations, as measured by market capitalization. These international stocks are issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Each Fund may also invest either directly or indirectly up to 5% of its net assets in the stocks and bonds of issuers in developing countries; see "Other Assets" for details.

Investments in international stocks will generally be denominated in a foreign currency, and the value of the Funds' investments will be affected by changes in currency exchange rates versus the U.S. dollar in addition to normal market fluctuations. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market, by changes in interest rates, as well as by political and economic factors. Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Funds' portfolio holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

BOND ALLOCATION: Bond investments for the Funds will consist primarily of U.S. Government obligations, investment grade corporate debt obligations and asset-backed securities, as well as mutual funds that invest primarily in these instruments. The U.S. Government securities in which the Funds may invest include obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and may consist of bills, notes, bonds, discount notes, stripped government securities and other debt securities. Not all obligations issued or guaranteed by U.S. Government agencies are backed by the full faith and credit of the United States. The Funds may also buy domestic and foreign corporate debt obligations having floating or fixed rates of interest. Asset-backed securities, including mortgage-related securities, may also be included in the Funds' portfolios. Asset-backed securities are secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables. Mortgage-backed securities are securities collateralized by pools of mortgage loans and are assembled by various governmental agencies and organizations, such as GNMA, FNMA and FHLMC. When interest rates decline, there is an increased likelihood that the mortgages underlying a mortgage-backed security will be pre-paid, resulting in the loss of any unamortized premium paid for the securities and the probability of having to reinvest the proceeds at lower rates. The bond category also includes repurchase agreements collateralized by eligible investments.

The corporate debt obligations and asset-backed obligations in which the Funds invest will be rated in one of the four highest categories ("BBB-" or better) by a nationally recognized statistical rating organization ("NRSRO") and will be considered investment grade bonds. In addition, the Funds may invest in underlying SchwabFunds(R) that primarily invest in corporate debt obligations or asset-backed obligations rated in one of the four highest categories by an NRSRO.

The market value of the Funds' bond investments will change in response to interest rate fluctuations and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise; conversely, during periods of rising interest rates, the values of these securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any debt security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under condition of default, and except in some circumstances when the Funds own bonds through mutual funds, changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset values.

CASH ALLOCATION: The Funds may invest in the following types of U.S. dollar denominated short-term money market instruments, including mutual funds that invest primarily in these instruments, but only when the Investment Manager has determined they present moderate credit risk:

1. Bank certificates of deposit, time deposits, or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks, having capital, surplus and undivided profits in excess of $100 million.

2. Commercial paper rated in one of the two highest rating categories by an NRSRO, or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

3. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

OTHER ASSETS

The Funds may also make investments (or invest in mutual funds that make investments) that do not fall within the asset classes described above. These include warrants, convertible securities, preferred stocks, real-estate related investments, precious metal related investments, American and European Depository Receipts, and stocks and bonds of issuers in developing countries. Each of these investments is limited to 5% of each Fund's net assets. In addition, the Funds may invest in other securities in the future or other securities not presently contemplated or currently available. These additional investments must be consistent with the Funds' investment objective and must be legally permissible investments for the Funds.

THE FUNDS AND UNDERLYING SCHWABFUNDS IN WHICH THE FUNDS MAY INVEST MAY USE FUTURES CONTRACTS AND OPTIONS in order to remain effectively fully invested in proportions consistent with the Investment Manager's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit each Fund's use of futures contracts and options.

Futures contracts and options may be used for several reasons: to reallocate the Funds' assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; to seek higher investment returns; or to simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts may reduce the Funds' total transaction costs. Also, because futures contracts require only a small initial margin deposit, the Funds would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from the Funds, sufficient futures contracts would be sold to avoid any leveraging of the Funds' assets.

Futures contracts and options pose certain risks when the Funds make direct investments in these instruments. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts the behavior of which is expected to resemble that of the Funds' underlying securities. The risk that the Funds will be unable to close out a futures position will be minimized by entering into these transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Funds may not use futures contracts or options to leverage their portfolios. When investing in futures contracts, the Funds will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation. The underlying SchwabFunds(R) may purchase futures and option contracts for a variety of reasons under similar conditions and with similar risk of loss.

ADJUSTING INVESTMENT EXPOSURE. In addition to futures and options, each Fund may use a variety of techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve entering into spot foreign currency exchange contracts, forward foreign currency exchange contracts and swap agreements. These techniques may be referred to as derivative transactions. The Funds may also sell securities short if at the time of the short sale the Fund owns or has the right to own securities equivalent in kind and amount to the securities sold short at no additional cost. The Investment Manager can use these practices to adjust the risk and return characteristics of a Fund's portfolio. If the Investment Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Funds' investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as agreed. Each of these techniques will be limited to 5% of each Fund's net assets. Please refer to the sections in the SAI entitled "Investment Securities" and "Investment Restrictions" for a more detailed discussion of these techniques and the risks associated with them.

ILLIQUID SECURITIES. Pursuant to a fundamental policy, as set forth in the SAI, each Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, a Fund will not pay for these securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of these securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.

REPURCHASE AGREEMENTS. Each of our Funds may engage in repurchase agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, a Fund may incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

BORROWING POLICY. The Funds may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. A Fund may borrow an amount up to one-third of the value of a Fund's total assets and may pledge up to one-third of the Fund's net assets to secure these borrowings. No Fund may borrow for leverage purposes. Each Fund's borrowing policy, as set forth in the SAI, is fundamental to each Fund. Borrowing money may cause greater fluctuations in a Fund's share price.

SECURITIES LENDING. Each Fund may lend up to 33 1/3% of its portfolio securities to broker-dealers as a means of increasing income.

These loans must be fully collateralized at all times. As with any collateralized loan, there are risks of delay in recovery or even losses of rights in the assets loaned should the borrower fail financially.

MUTUAL FUNDS. As described above, the Funds will purchase shares of other mutual funds managed by the Investment Manager, in order to achieve their objectives. When a Fund invests in underlying SchwabFunds(R), you, as a Fund investor, would, absent special arrangements, bear not only the Fund's expenses, but also indirectly bear the expenses of the underlying SchwabFunds. Pursuant to the Investment Manager's and Schwab's guarantee, however, these expenses may be limited in their impact on investors in the Funds through at least February 28, 1998. For purposes of the Funds' fundamental concentration policy, mutual funds will not be considered an industry.

You should consider the following risk factors when investing in the Funds: (i) under certain circumstances, an underlying SchwabFund may determine to pay a redemption request by a Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of cash. If this occurs, a Fund may hold securities distributed by an underlying SchwabFund until the Investment Manager determines that it is appropriate to dispose of these securities; (ii) to the extent the Funds invest in other SchwabFunds, you will be indirectly exposed to the risks associated with investing in those SchwabFunds; and (iii) the officers, Trustees and Investment Manager also serve as officers, Trustees and adviser of the underlying SchwabFunds, which may give rise to certain conflicts of interest.

                             INVESTING IN OUR FUNDS

                              SHAREHOLDER SERVICES

You may place Fund purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

Each Fund will follow reasonable procedures to confirm that your telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders as set forth on the following pages.

You may purchase shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAI.

                               HOW TO BUY SHARES

NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application. You may also open your account as described under "Methods of Buying Shares."

EXISTING SCHWAB INVESTORS must have funds in their Schwab account in order to buy shares in a Fund. Schwab will charge your Schwab brokerage account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.

Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(R), e.Schwab(TM), The Equalizer(R), TeleBroker(R) and the World Wide Web.

Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.

                   SCHWAB ACCOUNT AND FUND MINIMUMS AND FEES
------------------------------------------------------

SCHWAB ACCOUNT MINIMUM BALANCE
     Brokerage account..............   $1,000
     Custodial account..............     $500
FUND INITIAL PURCHASE
     Brokerage account..............   $1,000
     IRA, other retirement plan and
       custodial account............     $500
FUND ADDITIONAL PURCHASE
     Any type of account............     $100

------------------------------------------------------

Schwab reserves the right to waive these minimums for clients of Schwab Institutional(R) and The Charles Schwab Trust Company (the "Trust Company") and for certain tax-advantaged retirement plans.

A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months or if the shareholder's combined account balances at Schwab total $10,000 or more. Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum balance of $5,000. Schwab will charge Schwab One accounts with balances below $5,000 a $5 per month fee if there have been fewer than two commissionable trades within the last twelve months.

In order to buy Fund shares through your Schwab account, you must have funds available in that account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value (NAV) is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

Each Fund, in its sole discretion and without prior notice, reserves the right to reject orders to buy shares, to change the minimum investment requirements and to withdraw or suspend any part of the offering made by this Prospectus. All orders to buy shares must be accepted by the Fund, and are not binding until the Fund confirms or accepts them in writing.

                            METHODS OF BUYING SHARES

Whether by phone, by mail or electronically, the following information is always needed:
- your Schwab account number.
- the name of the Fund in which you want to invest.
- the amount you wish to invest.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a buy order for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104.
- Once you mail your letter, you may not modify or cancel your instructions.

ELECTRONICALLY
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com/funds

BY WIRE
- Call 800-2 NO-LOAD for instructions.

AUTOMATICALLY
- Use Schwab's Automatic Investment Plan.
- Sign up for this service when you open your account.
------------------------------------------------------

SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions the Fund pays must be reinvested in additional shares of that Fund. For more details about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.

TAX-ADVANTAGED RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings. The Schwab IRA is a retirement plan with a wide choice of investments offering individuals with earned income the opportunity to compound earnings on a tax-deferred basis. The Schwab Keogh is a tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab also offers Corporate Retirement Plans to help a company attract and retain valuable employees. Call 800-2 NO-LOAD, 24 hours a day, for more information.

                         HOW TO SELL OR EXCHANGE SHARES

You can sell your shares in a Fund at any time by telephone, electronically or by mail. When you sell your shares, you may receive more or less than the amount you invested.

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets that Fund's eligibility requirements. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange of shares will be treated as a sale of the shares for federal income tax purposes. Note that you must meet the minimum initial or subsequent investment requirements applicable to the shares you wish to receive in an exchange. The Funds reserve the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

                    METHODS OF SELLING OR EXCHANGING SHARES

Whether by phone, by mail or electronically, the following information is always needed:
- your Schwab account number.
- the number of shares you want to sell or exchange.
- the name of the Fund from which you wish to sell or exchange shares.
- the name of the Fund and class into which shares are to be exchanged.
- if exchanging shares, the distribution option you select.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a sell or exchange request for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Mail to 101 Montgomery Street, San Francisco, CA 94104.
- Once your letter is mailed, you may not modify or cancel your instructions.

ELECTRONICALLY
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com/funds
------------------------------------------------------

Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after the Transfer Agent or its authorized agent receives your sell instructions in proper form. Proceeds will then be held in your Schwab account or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, call Schwab at 800-2 NO LOAD.

If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Funds may suspend redemption rights or postpone payments when trading on the New York Stock Exchange (the "Exchange") is restricted; when the Exchange is closed for any reason other than its customary weekend or holiday closings; when emergency circumstances as determined by the SEC exist; or for other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of the Fund's net assets, whichever is less. See "Purchase and Redemption of Shares" in the SAI.

                          IMPORTANT INFORMATION ABOUT
                                YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS

DISTRIBUTION OPTIONS. When you first buy shares in our Funds, you may choose one of the three following distribution options:

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gain distributions will be reinvested in additional shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing a Funds' shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gain distributions will be reinvested in additional shares.

3. ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.

Income dividends and capital gain distributions subject to reinvestment will be invested at the NAV next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account.

To change the distribution option you have selected, call 800-2 NO-LOAD.

The Funds intend to distribute substantially all of their net investment income each year, as determined by the Board of Trustees. The Funds will pay dividends from net investment income as follows: the Schwab Asset Director(R) - High Growth Fund and the Schwab Asset Director(R) - Balanced Growth Fund, annually in December; the Schwab Asset Director(R) - Conservative Growth Fund, quarterly in March, June, September and December.

Net capital gains, if any, will be distributed annually in December by all three Funds. All your distributions will be automatically reinvested in additional Fund shares unless you elect otherwise.

                             INCOME TAX INFORMATION

The following is only a brief summary of general information regarding the federal income tax laws affecting you and the Funds. Thus, you should consult with your own tax adviser about your particular tax situation.

Each Fund intends to qualify as a regulated investment company under the Code. To qualify, each Fund will distribute to its shareholders on a current basis substantially all of its investment company taxable income and net capital gain (if any) each year. In addition, each will meet certain other Code requirements. As a regulated investment company, each Fund will pay no federal income taxes to the extent that it distributes its earnings to shareholders.

Dividends that the Funds pay to you from net investment income are generally taxable to you as ordinary income. So are distributions of the Funds' net short-term capital gains in excess of any net long-term capital losses. Distributions that the Funds designate as long-term capital gains (net of capital losses), generally are taxable to you as long-term capital gains no matter how long you own your shares of the Funds. These tax rules apply whether distributions are received in cash or reinvested.

If you are not taxed on your income, you may be subject to different tax treatment.

Income received by the Funds from securities of foreign issuers may be subject to foreign income taxes withheld at the source. Regulated investment companies that have more than 50% of their total assets invested in foreign stock or securities at the end of their fiscal year are allowed to elect, for U.S. income tax purposes, to treat foreign income taxes paid by it as paid by its shareholders. It is not expected that any of the Funds will meet this investment requirement and thus be able to "pass through" foreign taxes. Also, to the extent that the Funds invest in shares of underlying SchwabFunds(R) that elect to "pass through" foreign taxes, the Funds will not be able to "pass through" the taxes paid by these underlying SchwabFunds.

You will be provided with a record of all dividends, distributions, purchases, and sales on your regular Schwab brokerage account statement. At least once a year, you will be notified of the federal income tax consequences of all distributions made that year to your account.

                   HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange. The price is determined by adding the total assets of each Fund, subtracting any liabilities attributable to that Fund, and then dividing the resulting amount by the number of shares outstanding. In accordance with the 1940 Act, shares of the underlying SchwabFunds are valued at their respective net asset values as determined by those funds. The underlying money market funds value their portfolio securities in accordance with Rule 2a-7 promulgated under the 1940 Act. The other underlying SchwabFunds value their portfolio securities based on market quotes if they are readily available. For each Fund's other investments, each Fund values its portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values to each Fund's other investments in good faith under guidelines adopted by the Board of Trustees. The Board of Trustees reviews these values regularly.

Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time the Funds may advertise their total return or yield. Performance figures are based upon historical results and are not intended to indicate future performance. The Funds may also compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, such as those indices named in the chart under "Market Performance."

A Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return calculated as mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

A Fund's yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annualized percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

ANNUAL AND SEMI-ANNUAL REPORT MAILINGS. Twice a year, each Fund will provide a report to all shareholders describing the performance of the Funds and outlining the investments. In order to reduce mailing costs, these shareholder mailings are consolidated by household. If a household has multiple accounts and the same address of record for all the accounts, mailings for all accounts at that address will be sent in a single package. If you do not want this consolidation of mailings to apply to your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of a Fund's Annual Report (or Semi-Annual Report), call 800-2 NO-LOAD.

                                ORGANIZATION AND
                            MANAGEMENT OF THE FUNDS

MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT OF THE FUNDS. The Board of Trustees and officers meet regularly to review the Funds' investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. The Investment Manager, Charles Schwab Investment Management, Inc., or CSIM, manages the Funds' business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager is also responsible for overall management of the Funds' Investments. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation; it also acts as investment manager and administrator to the mutual funds in The SchwabFunds Family(R), a family of 26 mutual funds. As of July 8, 1997, the SchwabFunds(R) had aggregate net assets in excess of $49 billion.

Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager. She joined Schwab in March 1995 as Portfolio Manager-Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director Funds with approximately $4.8 billion in assets. For four years prior to joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the seven years prior to that, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Funds' portfolios and currently manages the bond portions of the Schwab Asset Director Funds. Steve joined CSIM as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from

Virginia Tech. He has been a chartered financial analyst since 1985.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder Services Agent and Transfer Agent for the Funds. Schwab was established in 1971 and is America's largest discount broker. Schwab provides low-cost securities brokerage and related financial services to approximately 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help in vestors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer, and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES

The Investment Manager provides investment management services under the terms of its Investment Advisory and Administration Agreement with the Trust. The Investment Manager is entitled to receive a graduated annual fee, payable monthly from each Fund. The rate is 0.74% of each Fund's average daily net assets on the first $1 billion; 0.69% of net assets on the next $1 billion; and 0.64% of net assets over $2 billion.

The Investment Manager guarantees that, through at least February 28, 1998, the management fee for each Fund will not exceed 0.49% of its average daily net assets.

For its services as Transfer Agent, Schwab is entitled to receive an annual fee of 0.05% of the average daily net assets of each Fund. In addition, for shareholder services provided, Schwab receives an annual fee of 0.20% of the average daily net assets of each Fund.

The Investment Manager and Schwab also guarantee that, through at least February 28, 1998, total fund operating expenses, including a pro rata share of the operating expenses of the underlying SchwabFunds(R) in which the Funds may invest, will not exceed 0.89% of each Fund's average daily net assets (after waivers and reimbursements). For purposes of this guarantee, "operating expenses" do not include interest expenses, taxes, foreign taxes paid or withheld and capital items such as costs of purchase or sale of portfolio securities by the Funds, including brokerage fees or commissions. The effect of this voluntary expense limitation is to maintain or increase the Funds' total return to shareholders.

Schwab serves as the distributor for the Funds but receives no compensation for this service.

OTHER EXPENSES. The Trust pays the expenses of the Funds' operations. These expenses include the fees and expenses for independent accountants, legal counsel and the custodian of their assets; the cost of maintaining books and records of account; taxes; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues.

The Trust allocates these expenses among the individual investment portfolios or series of the Trust, including the Funds. This allocation is generally based on the relative net assets of each series at the time the expenses are incurred. However, expenses directly attributable to a particular series are charged to that series.

Subject to the Investment Manager's and Schwab's guarantee (as discussed above), the Trust also indirectly pays a pro rata share of the costs and expenses of each underlying SchwabFund(R) in which a Fund invests.

PORTFOLIO BROKERAGE. When placing orders for the Funds' securities transactions, the Investment Manager uses its judgment to obtain the best price and execution. It considers the full range and quality of brokerage services available in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or other qualified affiliated brokers or dealers to execute the Funds' transactions. To do so, it must reasonably believe that commissions (or prices) charged to and transaction quality received from Schwab or other qualified affiliated brokers or dealers will be at least comparable to those available from qualified non-affiliated brokers or dealers.

OTHER INFORMATION ON THE OPERATION
OF OUR FUNDS

The Trust is a business trust formed under the laws of Massachusetts on May 7, 1993. It may issue an unlimited number of shares of beneficial interest in one or more series or categories. Currently it offers shares of ten series. The Board of Trustees may authorize the issuance of shares of additional series or categories, if it deems it desirable. Shares within each series have equal, noncumulative voting rights, and have equal rights as to distributions, assets and liquidation.

Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your account drops below each Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). You will be given 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares. Fund shares will be redeemed automatically should the Schwab account in which they are carried be closed.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. The Trust may, however, hold special meetings as required or deemed desirable by the Board of Trustees for purposes such as changing a Fund's fundamental policies, electing Trustees, or approving an investment advisory agreement. In addition, shareholders may remove a Trustee at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If a Fund were to make changes to its management or fundamental policies, the Fund would ask you to vote as a shareholder. If a Fund holds a meeting and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to return. Shareholders have one vote for each share owned. Unless permitted by the 1940

Act, shareholders will vote by series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a series, only shareholders of that series may vote; when voting to elect Trustees, shareholders of all the series vote in the aggregate.

Each Fund will vote shares of underlying SchwabFunds(R) it owns in proportion to the votes of all other shareholders of the relevant underlying SchwabFunds.

SHARE CERTIFICATES. To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

                          GLOSSARY OF IMPORTANT TERMS

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity. Upon maturity, the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.

BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9:30 a.m. Eastern time when the Exchange opens, and usually ends at 4 p.m. Eastern time when it closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CASH-EQUIVALENTS: securities convertible into cash in a very short time period. See Money Market Instruments.

CODE: the Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: income generated from the fund's investments (after expenses) and capital gain distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the SAI. This test is applied to each of the Funds as a whole and to each of the Fund's stock sub-categories.

FHLMC: Federal Home Loan Mortgage Corporation.

FNMA: Federal National Mortgage Association.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority of the shareholders of a Fund.

FUTURE: an agreement to buy or sell a specific amount of a financial instrument at a certain price on a specified future date.

GNMA: Government National Mortgage Association.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc., (CSIM) 101 Montgomery Street, San Francisco, CA 94104.

INTERNATIONAL STOCKS: stocks included in the Schwab International Index(R), a universe consisting of 350 large non-U.S. operating corporations as measured by their market capitalization. Currently, the countries in which these stocks may be issued include Australia, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

LARGE COMPANY STOCKS: stocks of companies included in the S&P 500(R) Index, an index of 500 stocks selected, calculated and published by Standard & Poor's, Inc.

MSCI EAFE: Morgan Stanley Capital International Europe, Australasia, Far East stock index.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: short-term liquid debt such as Treasury bills and commercial paper. See Commercial Paper.

NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund. This value is determined by adding the total fund assets, subtracting all liabilities, and then dividing the resulting amount by the number of shares outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

OPTION: a contractual right to buy or sell a security that is granted in exchange for an agreed-upon sum. If the right is not exercised during the life of the option, the money paid by the option-owner is forfeited.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund or a financial institution.

RISK: the possibility of losing all or part of an investment, that the value of an investment will decrease, or that there will be little or no return on your investment.

S&P 500 INDEX(R): an index of 500 stocks selected, calculated and published by Standard & Poor's, Inc.

SAI: the Trust's Statement of Additional Information, as amended from time to time.

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SCHWABFUNDS(R): Schwab's family of proprietary funds, currently consisting of the following funds:
Schwab 1000 Fund(R)
Schwab International Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Asset Director(R) -- High Growth   Fund*
Schwab Asset Director(R) -- Balanced Growth   Fund*
Schwab Asset Director(R) -- Conservative   Growth Fund*
Schwab S&P 500 Fund -- Investor Shares
Schwab S&P 500 Fund -- e.Shares
Schwab Analytics Fund(TM)
Schwab OneSource Portfolios -- International*
Schwab OneSource Portfolios -- Growth   Allocation*
Schwab OneSource Portfolios -- Balanced   Allocation*
Schwab Short/Intermediate Government
  Bond Fund
Schwab Long-Term Government Bond Fund
Schwab Short/Intermediate Tax-Free
  Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free   Bond Fund
Schwab California Long-Term Tax-Free
  Bond Fund
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund(R)
Schwab Municipal Money Fund -- Sweep   Shares
Schwab Municipal Money Fund -- Value
  Advantage Shares(TM)

Schwab California Municipal Money Fund --
  Sweep Shares
Schwab California Municipal Money Fund --
  Value Advantage Shares(TM)
Schwab Retirement Money Fund(R)
Schwab Institutional Advantage Money Fund(R)
Schwab New York Municipal Money Fund --
  Sweep Shares
Schwab New York Municipal Money Fund --
  Value Advantage Shares(TM)
*The Asset Director(R) Funds may not invest in any of the marked SchwabFunds.(R)

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the 1940 Act and other securities-related laws.

SHORT-TERM: with respect to a Fund's portfolio investments, maturing in 397 days or less.

SMALL COMPANY STOCKS: stocks of companies included in the Schwab Small-Cap Index(R), a universe consisting of the second 1,000 largest companies according to their market capitalization. The market capitalization of these companies is within a dollar range usually well below that of large companies, or in the lower portion of a list ranking companies by market capitalization.

STOCK: ownership interest in a corporation represented by shares. Owners of stock have a claim to that portion of that corporation s earnings and assets.

TACTICAL ASSET ALLOCATION MODEL: a value-oriented strategy used to measure the relative values among asset categories to determine the asset allocation that seeks the highest reward for a given level of risk. Risks and correlations of the asset categories are measured from long-term return histories.

TOTAL RETURN: the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: Schwab Capital Trust, a no-load open-end management investment company.

VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.
------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB ASSET
DIRECTOR(R) FUNDS
PROSPECTUS February 28, 1997
as amended July 14, 1997



Asset Director-High Growth
Asset Director-Balanced Growth
Asset Director-Conservative Growth


SCHWABFUNDS(R)
SCHWABFUNDS(R)

101 Montgomery Street
San Francisco, California 94104



2462-4(7/97) Printed on recycled paper.